UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 18, 2017, Galectin Therapeutics Inc. filed a Current Report on Form 8-K (the “Original Report”) to report on the voting results of its annual meeting of stockholders held on December 14, 2017. This Form 8-K/A is being filed as an amendment to the Original Report to correct an error set forth in Original Report’s voting results with respect to the proposal to approve an amendment to Galectin Therapeutics Inc.’s Restated Articles of Incorporation to increase the number of authorized common voting shares from 50,000,000 to 100,000,000. This Form 8-K/A amends and restates in its entirety the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders held on December 14, 2017, the stockholders of Galectin Therapeutics Inc. (“Galectin” or the “Company”) elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified. The stockholders also (i) approved an amendment to the Company’s Amended and Restated 2009 Incentive Compensation Plan to reserve an additional 1,000,000 shares for issuance under the plan and (ii) ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017. The Company did not receive the requisite votes to approve the proposed amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized common voting shares from 50,000,000 to 100,000,000.

The final results of the voting on each matter of business at the 2017 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert Amelio, Ph.D.	14,119,090	493,665	16,571,707
Kevin D. Freeman	14,311,923	300,832	16,571,707
Marc Rubin, M.D.	13,701,894	910,861	16,571,707
Gilbert S. Omenn, M.D., Ph.D.	14,105,710	507,045	16,571,707
Joel Lewis	14,306,647	306,108	16,571,707
Richard E. Uihlein	14,294,708	318,047	16,571,707
Stephen Shulman	14,252,648	360,107	16,571,707

Amendment to the Company’s Restated Articles of Incorporation increasing the number of authorized common voting shares from 50,000,000 to 100,000,000

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
11,545,591	2,540,091	527,073	16,571,707

Amendment to the Company’s Amended and Restated 2009 Incentive Compensation Plan to reserve an additional 1,000,000 shares for issuance under the plan

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
13,051,661	1,284,885	276,209	16,571,707

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017

Votes For	Votes Against	Votes Abstain
30,681,322	358,753	144,387

Additionally, the holder of the Company’s Series B Convertible Preferred Stock voted as a separate class to nominate and elect two directors (the “Series B Directors”). Mr. James Czirr and Dr. Theodore Zucconi were each re-elected as the Series B Directors, each to serve until the next annual meeting or until their successors are elected and have been qualified. The results of the voting for the Series B Directors are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James C. Czirr	3,789,346	0	n/a
Theodore Zucconi	3,789,346	0	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 19, 2017	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer